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                                                                  Exhibit 10.37





                                 FORM OF WARRANT








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                                    EXHIBIT D
                                 FORM OF WARRANT

                       INVERNESS MEDICAL TECHNOLOGY, INC.
                          COMMON STOCK PURCHASE WARRANT

No. of Shares:                                        Date:              , 2000

                     The Transferability of this Warrant is
                       Restricted as Provided in Article 3


         For good and valuable consideration, the receipt of which is hereby acknowledged, INVERNESS MEDICAL TECHNOLOGY, INC., a Delaware corporation (the "Company") hereby grants the right to purchase, until the tenth anniversary of the date hereof, up to _____ fully paid and non-assessable shares (the "Warrant Shares") of the Company's Common Stock, $.001 par value ("Common Stock").

         This Warrant is exercisable at a price of $______ per share of Common Stock issuable hereunder (the "Exercise Price") payable in cash or by certified or official bank check in Boston Clearing House funds. Upon the undersigned's surrender of this Warrant with the annexed Subscription Form duly executed, together with payment of the Exercise Price for the shares of Common Stock being purchased, at the Company's principal executive offices (currently located at 200 Prospect Street, Waltham, Massachusetts 02453) the undersigned shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

1.       EXERCISE OF WARRANT.

         The purchase rights represented by this Warrant are exercisable at the option of the undersigned, in whole or in part (but not as to fractional shares of the Common Stock), during any period in which this Warrant may be exercised as set forth above. In the case of the purchase of less than all the shares of Common Stock purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the shares of Common Stock purchasable hereunder.

2.       ISSUANCE OF STOCK CERTIFICATES.



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         The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the undersigned including, without limitation, any tax which may be payable in respect thereof, and such certificates shall (subject to the provisions of Article 3 hereof) be issued in the name of, or in such names as may be directed by, the undersigned; provided, however, that the Company shall not be required to pay any tax which may be due with respect to any transfer involved in the issuance and delivery of any such certificate in a name other than that of the undersigned, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

3.       RESTRICTION ON TRANSFER OF WARRANT.

         The undersigned as holder of this Warrant, by its acceptance hereof, covenants and agrees that this Warrant is being acquired as an investment and not with a view to the distribution thereof, and that the Warrant will not be sold, transferred, assigned, hypothecated or otherwise disposed of except as permitted by the Securities Purchase Agreement pursuant to which this Warrant was issued.

4.       REPLACEMENT OF WARRANT.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this warrant.

5.       ADJUSTMENTS IN EXERCISE PRICE.

         In the event the Company: (i) pays a dividend in Common Stock or makes a distribution in Common Stock, (ii) subdivides its outstanding Common Stock into a greater number of shares, (iii) combines its outstanding Common Stock into a smaller number of shares or (iv) increases or decreases the number of shares of Common Stock outstanding by reclassification of its Common Stock (including a recapitalization in connection with a consolidation or merger in which the Company is the continuing corporation), then (1) the Exercise Price on the record date of such division or distribution or the effective date of such action shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event, and (2) the number of shares of Common Stock for which this Warrant may be exercised immediately before such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the Exercise Price immediately before such event and the denominator of which is the Exercise Price immediately after such event, such that the aggregate Exercise Price for all shares of

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Common stock issuable pursuant to this Warrant immediately after such event shall equal the aggregate Exercise Price for all shares of Common Stock issuable pursuant to this Warrant immediately before such event.

6.       RESERVATION AND LISTING OF SHARES.

         The Company shall at all times reserve and keep available out of its authorized Common Stock shares of Common Stock solely for the purpose of issuance upon the exercise of this Warrant. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise Price therefor, all shares of Common stock issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable. If applicable, as long as this Warrant shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of this Warrant to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock is then listed. This Warrant and the Warrant Shares are subject to dilution by the issuance of additional securities by the Company.

7.       NOTICES TO WARRANT HOLDER.

         Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote the Warrant Shares prior to their issuance or any other rights as a stockholder of the Company.

8.       NOTICES.

         All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

             (a) If to the registered holder of this Warrant, to the address of such holder as shown on the books of the Company; or

             (b) If to the Company, to the address set forth on the first page of this Warrant or such other address previously given to the holder or holders.

9.       SUCCESSORS.

         All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

10.      HEADINGS.

         The Article and Section headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.


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11.      LAW GOVERNING.

         This Warrant shall be construed and enforced in accordance with, and governed by, the laws of The Commonwealth of Massachusetts without giving effect to the conflict of laws provisions thereof.


12.      LEGEND.

         (a) THIS WARRANT IS SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT AMONG THE REGISTERED OWNER OF THIS WARRANT AND CERTAIN OTHERS. ANY TRANSFEREE OF A HOLDER OF THIS WARRANT SHALL, AS A CONDITION OF SUCH TRANSFER, BE REQUIRED TO BECOME A PARTY TO SUCH AGREEMENT. THE COMPANY WILL FURNISH A COPY OF THE AGREEMENT TO THE HOLDER OF THIS WARRANT UPON REQUEST WITHOUT CHARGE.

         THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND EXCEPT AS SET FORTH IN SUCH AGREEMENT MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER SAID ACT OR (ii) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         (b) The Company may include or cause to be included on the stock certificates evidencing the Warrant Shares the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR CERTAIN STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT AND SUCH STATE LAWS AS MAY BE APPLICABLE, OR DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


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                                   INVERNESS MEDICAL TECHNOLOGY, INC.


                                   By:
                                      ----------------------------------------
                                      Name:
                                      Title:







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                                SUBSCRIPTION FORM

                    (To be Executed by the Registered Holder
                       in order to Exercise this Warrant)


         The undersigned hereby irrevocably elects to exercise the right to purchase ______ shares of Common Stock covered by this Warrant according to the conditions hereof and herewith makes payment of the Exercise Price of such shares in full.



                                            Signature


                                             Address



Dated: ____________________, 20__









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